UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

COMPETITIVE COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

              333-76630                                                                                65-1146821

(Commission File Number)                                             (I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas                                              78258

(Address of principal executive offices)                                                          (Zip Code)

                                                            (210) 233-8980

(Registrant's telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_]  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

  Compensation Arrangements.  On May 16, 2016, Competitive Companies, Inc., a Nevada corporation (the "Company") amended its compensation arrangement with Mr. William H. Gray, the Chief Executive Officer of the Company (the "Amendment").  Pursuant to the Amendment, Mr. Gray's salary has been increased from $69,552 per year to $175,000 per year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMPETITIVE COMPANIES, INC.

(Registrant)

Date: May 18, 2016

/s/ William H. Gray

William H. Gray, Chief Executive Officer